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                                                                    EXHIBIT 10.9



AGREEMENT NUMBER:          306552
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                         NEC COMPUTER SYSTEMS DIVISION
                     AUTHORIZED RESELLER MASTER AGREEMENT

This Agreement is made as of   June 23,   1999  by and between NEC Computer
                              ----------    --
Systems Division, a division of Packard Bell NEC, Inc. having its principal place of business at 1 Packard Bell Way, Sacramento, California 95828 (hereinafter referred to as "NECCSD"), and

         Battery Express, Inc. (DBA iGo)
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having its principal place of business at

       2301 Robb Drive
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       Reno, NV  89523
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(hereinafter referred to as "RESELLER"

The following are the terms and conditions under which NECCSD will sell and license its computer equipment, including related peripheral equipment and Licensed Programs (hereinafter referred to as "PRODUCTS") to RESELLER or will pay commissions to RESELLER for NECCSD end-user sales, as may be further defined in the applicable Reseller Class Addendum, and facilitated by RESELLER. The PRODUCTS to be supplied under this Agreement shall be those PRODUCTS listed in the then current appropriate NECCSD Price Matrix or as defined in the applicable Reseller Class Addendum.

1.     APPOINTMENT AND ACCEPTANCE

1.1 NECCSD appoints RESELLER as an authorized, non-exclusive representative of NECCSD PRODUCTS. RESELLER's appointment is made for the purpose of RESELLER's resale of the PRODUCTS to end-user customers, as may be further defined in the Reseller Class Addendum, and to other NECCSD resellers as set forth in Section 1.2, within the RESELLER Territory as defined in Section 8. NECCSD agrees to pay commissions to RESELLER, in accordance with Section 6 of this Agreement and further defined by the applicable Reseller Class Addendum, for direct end-user sales facilitated by RESELLER.

1.2 In addition to RESELLER's right to sell or otherwise transfer PRODUCTS to end-user customers, as set forth in Section 1.1, RESELLER is authorized to sell or otherwise transfer PRODUCTS to other Resellers appointed by RESELLER directly or indirectly. This authorization from NECCSD is contingent upon RESELLER obtaining from its Resellers monthly Customer Sales Reports, as defined in
Section 3.3 of this Agreement, which will be provided monthly to NECCSD with the RESELLER's monthly Customer Sales Report.

1.3 Other specified products may be added as PRODUCTS by NECCSD during the Term of this Agreement or any renewal thereof. Such PRODUCTS may be subject to additional terms and requirements as determined by NECCSD. NECCSD reserves the right at any time to change, modify or discontinue any model or type of PRODUCTS.

1.4 NECCSD shall have the right, from time to time, at its sole discretion, to increase or decrease the number of NECCSD representatives in the vicinity of RESELLER's authorized location(s) or elsewhere without notice to RESELLER.

1.5    RESELLER accepts its appointment hereunder.

2.     RESELLER RESTRICTIONS

2.1    The parties recognize and acknowledge the following:

2.1.1 It is in their mutual best interest that the PRODUCTS be sold through an effective Reseller network whereby all locations selling the PRODUCTS meet the standards established by NECCSD for it Authorized Resellers as outlined in
Section 3 and 4 herein, as well as other standard published by NECCSD from time to time; and

2.1.2 The PRODUCTS are offered only through a limited number of representatives appointed by NECCSD to sell the PRODUCTS. RESELLER will be encouraged to offer the maximum amount of services with respect to the PRODUCTS, both prior and subsequent to sale.

2.2 RESELLER warrants and represents that each of its selling locations shall meet and maintain the sales and support requirements as stated in Section 3.

3.     SALES PROMOTION AND SUPPORT

3.1 RESELLER agrees that each of the requirements expressed in this Section shall be fulfilled by RESELLER.

3.1.1 RESELLER shall maintain a minimum staff of two (2) competent sales representatives who are knowledgeable concerning computer products in general, and who are thoroughly familiar with the specifications, features and technical advantages of NECCSD PRODUCTS. RESELLER must also maintain a minimum staff of two (2) trained technical support representative (CNE/MSCE). RESELLER shall conduct any training of its sales and technical personnel that may be necessary to impact such knowledge and shall cooperate fully in any PRODUCT education programs which NECCSD may establish.

3.1.2 RESELLER shall conduct it operations in a manner that will not adversely affect the high image, credibility or reputation of NECCSD or NECCSD PRODUCTS.

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3.1.3  RESELLER shall use its best efforts to stimulate and increase interest in the PRODUCTS, shall consistently encourage the purchase of the PRODUCTS by RESELLER's customers, and shall represent the PRODUCTS fairly at all times in comparison with competitive products from other suppliers. RESELLER at no time shall engage in "bait and switch" or any other unfair trade practices with regard to NECCSD PRODUCTS, and shall make no false or misleading representations with regard to NECCSD or NECCSD PRODUCTS. RESELLER shall make no representations to customers or to the trade with respect to NECCSD PRODUCT specifications, features, or performance except such as may be approved in writing or published by NECCSD.

3.2 RESELLER, at the time of purchase order submission, shall indicated to NECCSD within the body of the purchase order it's customer's zip code or other data as required by NECCSD.

3.3 RESELLER shall submit to NECCSD monthly Customer Sales Reports which shall include the customer name and address, customer and RESELLER purchase order numbers, PRODUCT configuration, and PRODUCT quantity, and as may be further defined in the applicable Reseller Class Addendum.

3.3.1 RESELLER shall submit monthly reports to the address as indicated in the Reseller Resource Guide within five (5) business days after the end of the reporting month.

3.4 RESELLER will comply with NECCSD programs for in-warranty repairs and post-warranty support for PRODUCTS.

3.5 RESELLER will permit NECCSD to perform an initial inspection of the sales and service facilities of RESELLER prior to authorization.

4.     COMMITMENT

4.1 RESELLER hereby commits and agrees to accept delivery and/or facilitate the sale of an Annual Net Dollar Volume Commitment as stated in Addendum A.

4.2 For the Initial Term only, Agreements executed after January 1 of the current year shall be prorated, based on the proportion of the Agreement year remaining until the first occurrence of the 31st of December. (For example: An Agreement approved on June 30 has an Initial Term of 6 months remaining until the first occurrence of the 31st of December. (For example: An Agreement approved on June 30 has an Initial Term of 6 months remaining = 180 days, or 50% of the Annual Net Dollar Volume Commitment).

4.3 On a Semi-Annual basis, July and January, NECCSD shall review RESELLER's achievement of the Annual Net Dollar Volume Commitment. If, at the end of any such review RESELLER fails to achieve fifty percent (50%) of the revenue commitment, then RESELLER shall identify the problem areas, develop appropriate action plans and implement said action plans to resolve outstanding problem issues. However, if, after the completion of any term, RESELLER fails to achieve the Annual Net Dollar Volume Commitment, NECCSD reserves the rights to immediately terminate this Agreement.

4.4 NECCSD may, upon thirty (30) days prior written notice, modify the Annual Net Dollar Volume Commitments.

5.     TERM

5.1 This Agreement shall become effective on the date a duly authorized officer or designated party of NECCSD executes this Agreement and unless terminated as provided herein, it shall continue in full force and effect until the first occurrence of the 31st of December ("Initial Term"). Thereafter, the term shall be renewed as provided in Section 5.2, below.

5.2 This Agreement will be automatically renewed for additional twelve (12) month successive term(s) commencing January 1 of the current year through December 31 of the same year, provided RESELLER has achieved the required commitment(s) during the initial term or current renewal term, unless this Agreement is terminated by either party by written notice to the other not less than thirty (30) days prior to the annual renewal date, unless this Agreement is terminated as otherwise provided herein.

6.     COMMISSIONS

6.1 NECCSD will pay a commission for the sales of NECCSD PRODUCT facilitated by RESELLER but ordered directly by the end-user customer, as may be further defined in the applicable Reseller Class Addendum. Subject to the provisions, terms and conditions of this Agreement and the applicable Reseller Class Addendum, and as RESELLER's sole and exclusive compensation for all of its efforts, services and activities for facilitated sales to said defined class of end-user, NECCSD shall pay RESELLER a commission in accordance with this Section 6, and the applicable Reseller Class Addendum. NECCSD agrees to pay RESELLER, as its sole compensation for those services, a commission based on the Net Invoice Price. The customer must include the RESELLER's name and address and Agreement Number within the body of the purchase order. This is a requirement for RESELLER to qualify for a commission. In addition, RESELLER agrees, upon request, to provide any and all documents to substantiate claims for commission payments. NECCSD reserves the right to be final arbiter in any dispute regarding commissions due RESELLER. RESELLER agrees to be bound by any decision made by NECCSD regarding commissions.

6.2 "Net Invoice Price" shall be the total price for which an order is invoiced to the end-user customer but exclude installation fees, maintenance, shipping and mailing costs, taxes, tariffs, insurance, and any allowance and/or discounts granted to the reseller customer by NECCSD.

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6.3    RESELLER understands that NECCSD shall not pay commissions against any order where the Customer has failed to reference the RESELLER.

6.4 Commissions due and payable to RESELLER will be paid no later than the 30th day of each month after payment is received by NECCSD for shipments made in the previous month within the "Territory" as defined in Section 8. RESELLER shall not be entitled to and shall not receive any commission(s) or any payment(s) other than amounts invoiced by NECCSD for the PRODUCTS, as set forth herein, and accepted by the defined end-user.

6.5 NECCSD shall charge back against RESELLER's commission account the amount of any commission already credited or paid to RESELLER in condition with (i) PRODUCTS that are returned to NECCSD; (ii) orders that are canceled by the end-user; and (iii) transactions that require or result in refunds or credits to customers. Any net amount due from NECCSD to RESELLER after any such charge shall be deducted from RESELLER's then due and payable commission payment. Any amount due from RESELLER to NECCSD upon termination of this Agreement, in excess of commissions then due or to become due shall be paid by RESELLER to NECCSD within thirty (30) days of the termination date.

6.6 If RESELLER requests expedited shipment to a customer, RESELLER shall be responsible for paying the difference between the cost of ordinary shipment and the cost of expedited shipment. Such freight charges shall be deducted from the RESELLER's commission payment.

6.7 RESELLER agrees not to assign any commission due or to become due under this Agreement, but all commissions properly due RESELLER shall in any event inure to the benefit of RESELLER's legal successors.

6.8 Under no circumstances will NECCSD be responsible for paying any commissions to RESELLER for: (i) sales made outside the designated Territory,
(ii) sales made to any customer other than the customer class as defined in the applicable Reseller Class Addendum prices, terms and conditions.

6.9 With payment of commissions to RESELLER, NECCSD will send RESELLER a commission statement showing:

(i) Commissions due to RESELLER (listing the end-user invoices and purchase orders on which the commissions are being paid); and

(ii) If applicable, deductions for PRODUCT returns, will be made from the current statement's earned commissions due to RESELLER.

6.10   NECCSD may upon 30 day written notice modify the commission structure.

7.     DISCOUNT

7.1 Prices paid by RESELLER for PRODUCT purchased for resale shall be the appropriate then-current NECCSD published end-user price less the appropriate then-current Reseller Discount (hereinafter referred to as "STANDARD DISCOUNT") as defined in the Reseller Resource Guide, or may be further defined in the applicable Reseller Class Addendum.

7.2    NECCSD may upon 30 day written notice modify the discount structure.

8.     TERRITORY

8.1 Subject to Sections 1 and 2 of this Agreement, RESELLER will have the non-exclusive right within the United States of America, or as further defined in the applicable Reseller Class Addendum, (the "Territory") to market, sell, and promote the PRODUCTS.

8.2 NECCSD expressly reserves the right to market, solicit sales and sell, lease, rent or otherwise dispose of the PRODUCTS to others in the Territory, including but not limited to, NECCSD national accounts, commercial customers, value added resellers, other resellers, or representatives. Such right may be exercised directly through other representatives or thorough any other channel or form of distribution at any time. RESELLER will not be entitled to any commission, discount, or any other compensation with respect to or on account of any such sale, lease rent or other disposition. Nothing herein shall be construed so as to require NECCSD to issue letters of supply or similar authorizations to RESELLER or third parties on RESELLER's behalf; the issuance of any such document shall lie within NECCSD's sole discretion.

9.     PURCHASE ORDERS

9.1 Each of RESELLER's orders is subject to NECCSD's acceptance or rejection at the NECCSD address indicated in the Reseller Resource Guide. In addition to any specific rights of rejection set forth in this Agreement, NECCSD shall have the right, for any reason whatsoever, to reject any order, in whole or in part.

9.2    To receive PRODUCTS, RESELLER must deliver to NECCSD pursuant to Section
9.1 and the Reseller Ordering instructions in the Reseller Resource Guide a hard copy purchase order or follow the procedure set forth in Section 9.2.2.

9.2.1 All RESELLER purchase orders must reference the assigned RESELLER Agreement Number. NECCSD reserves the right to reject any order which is not NECCSD credit-approved or does not conform with the provisions of this Agreement. All orders accepted for delivery will be governed exclusively by the terms and conditions of this Agreement. Unless NECCSD expressly agrees in writing, no additional or different terms and conditions appearing on the face


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different terms and conditions appearing on the face or reverse side of any order issued by RESELLER shall become part of such order. Acknowledgment of RESELLER purchase order by NECCSD shall not constitute acceptance of any additional or different terms and conditions.

9.2.2 In the event that RESELLER elects the following procedure, then in lieu of submitting a hard copy purchase order, RESELLER may order PRODUCTS by submitting a purchase order via facsimile machine or such other electronic means acceptable to NECCSD. By executing this Agreement, RESELLER authorizes NECCSD to accept orders communicated to NECCSD by facsimile machine, electronic data interchange or such other electronic means acceptable to NECCSD. All such orders as described above shall be binding upon RESELLER and are subject to acceptance by NECCSD.

9.2.3 The authorization to accept orders as described in Section 9.2.2 shall remain in effect until NECCSD receives written notification by certified mail terminating said procedure. Unless NECCSD agrees otherwise in writing, no termination of this procedure shall affect or cancel any order which has been accepted or shipped by NECCSD.

10.    SHIPMENTS, PACKING CANCELLATIONS, AND CHANGES

10.1 For standard PRODUCT, unless otherwise stated herein, RESELLER may cancel a shipment or request changes in scheduled shipment date at no charge up to five
(5) business days prior to shipment. In the event RESELLER cancels or requests changes within five (5) business days prior to shipment, a charge of five percent (5%) of the shipment's price will be levied. No cancellation or change may be made after shipment.

10.2 Shipments are subject to availability. NECCSD will use reasonable efforts to meet any scheduled shipment date, but reserves the right to schedule and/or reschedule any order, at its discretion. NECCSD will not be liable for delay in meeting a scheduled shipment date for any reason. If PRODUCTS are in short supply, NECCSD will allocate them equitably, at NECCSD's discretion, amount Resellers and all others sales channels. NECCSD shall have the right to make partial shipments with respect to RESELLER's orders, which shipments shall be invoiced separately and paid for when due, without regard to subsequent shipments. Delay in shipment or delivery of any particular installment shall not relieve RESELLER of its obligation to accept the remaining installments. NECCSD SHALL NOT BE LIABLE TO RESELLER FOR ANY DAMAGES WHETHER INCIDENTAL, CONSEQUENTIAL OR OTHERWISE FOR FAILURE TO FILL ORDERS. DELAYS IN SHIPMENT OR DELIVERY OR ANY ERROR IN THE FILLING OF ORDERS REGARDLESS OF THE CAUSE THEREFOR.

10.3 NECCSD shall prepay the freight, provided that the PRODUCT is shipped via standard ground transportation, common carrier of NECCSD's choice. All insurance, rigging, and drayage charges shall be paid by RESELLER. All additional costs due to events occurring after the time the goods have been delivered to the first common carrier are transferred from NECCSD to RESELLER when the PRODUCTS have been delivered into the custody of the carrier.

10.4 Upon delivery to first common carrier, Title to and Risk of Loss for all PRODUCTS shall pass to RESELLER (except that Title to all Licensed Programs remains in NECCSD or its licenser). RESELLER shall assume responsibility for promptly advising the carrier and insurer of the loss. NECCSD will assist to the extent reasonably possible in establishing any such claim.

10.5 It is understood and agreed that NECCSD will select the carrier but will not thereby assume any liability in connection with the shipment, nor will the carrier be construed to be an agent of NECCSD.

10.6 NECCSD may, upon thirty (30) days prior notice, modify these shipping terms.

10.7 Packaging will be in accordance with NECCSD's commercial practices for domestic shipment.

11.    PRICE AND PAYMENT TERMS

11.1 Prices for the PRODUCTS purchased and/or licensed under this Agreement shall be as specified in the applicable NECCSD Reseller Price Matrix prevailing at the time NECCSD receives a purchase order. NECCSD may change prices at any time upon notice to RESELLER and such changes shall apply to any orders that have not been shipped. In the event of a price increase, RESELLER may cancel any unshipped orders by written notice to NECCSD within ten (10) business days of receipt of notice of the price increase.

11.2 Regardless of the party paying the freight and subject to credit approval by NECCSD, payment is due within thirty (30) days from the date of shipment.

11.3 Prices are exclusive of all sales, use and like taxes. RESELLER shall pay all taxes associated with the sale and licensing of all NECCSD PRODUCTS purchased or licensed under this Agreement exclusive of taxes based on NECCSD's income. Any taxes shall be in addition to the prices of the PRODUCTS and if required to be collected or paid by NECCSD, shall be reimbursed by RESELLER to NECCSD. If claiming a sales tax exemption, RESELLER must provide NECCSD with valid tax exemption certificates for those states where deliveries are to be made at the time RESELLER's purchase order is submitted.

12.    CREDIT AND FINANCIAL REQUIREMENTS

12.1 RESELLER represents and warrants to NECCSD that RESELLER is in good and substantial financial condition and is able to pay all bills when due. RESELLER shall, from time to time, furnish any financial statements or additional information as may be requested by NECCSD to enable NECCSD to determine


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RESELLER's financial condition. RESELLER, at all times, shall comply with the terms, conditions and policies established by the Credit Department of NECCSD, including, but not limited to, those set forth in the NECCSD Credit Application, applicable Guarantees and Security Agreement(s).

12.2 NECCSD, at its option, may extend credit to RESELLER or may require, at any time, that sales be made on an advance-payment basis if, in NECCSD's sole judgment, RESELLER does not qualify for credit. If credit limits for RESELLER and to change such credit limits or any other financial requirements, from time to time, at NECCSD's sole discretion.

12.3 Sales will be made on the payment terms in effect at the time that an order is accepted, and RESELLER shall pay all invoices when due. Receipt of any check, draft or other commercial paper shall not constitute payment unless and until such instrument has been honored by the appropriate financial institution(s). RESELLER shall not make deductions of any kind from any payments due NECCSD unless credit memorandum has been issued by NECCSD to RESELLER. No payment by RESELLER to NECCSD of any lesser amount than that due to NECCSD shall be deemed to be other than a payment on account, and no endorsement or statement on any check or in any letter accompanying any check or other payment shall be deemed an accord and satisfaction. NECCSD may accept any payment without prejudice to NECCSD's right to recover any remaining balance or to pursue any other remedy provided in this Agreement, in any Security Agreement(s) executed by the parties, or by applicable law.

12.4 If RESELLER becomes delinquent in payment obligations or other credit or financial requirements established by NECCSD, or if in the sole judgment of NECCSD, RESELLER's credit becomes impaired, NECCSD shall have any or all of the following rights and remedies in addition to any other rights and remedies provided in this Agreement, in any Security Agreement(s) executed by the parties, or by applicable law:

12.4.1 NECCSD may refuse to accept any new orders, may cancel or delay shipment of any orders accepted previously, or may stop any shipments in transit.

12.4.2 If NECCSD previously has extended credit to RESELLER and NECCSD elects to make further sales to RESELLER, NECCSD may refuse to extend further credit and may require payment on an advance-payment basis.

12.4.3 NECCSD may declare all outstanding amounts immediately due and payable, notwithstanding any credit terms previously in effect.

12.5 NECCSD SHALL NOT BE LIABLE TO RESELLER FOR LOSSES OR DAMAGES OF ANY KIND AS A RESULT OF THE EXERCISE BY NECCSD OF ITS RIGHTS AND REMEDIES HEREUNDER.

12.6 NECCSD reserves the right to assess interest on all delinquent amounts at the rate of one and one-half percent (1 1/2%) per month (eighteen percent [18%] per annum) from the due date of invoice. However, if the maximum rate of interest permitted by applicable law or regulations is less than that provided for herein, then the interest shall be reduced to the maximum allowable rate.

12.7 Unless otherwise expressly agreed to in writing, RESELLER agrees that if and when NECCSD establishes a line of credit for RESELLER or permits RESELLER to purchase on open account, NECCSD shall have a security interest in all of the PRODUCTS purchased by RESELLER (and all proceeds thereof) to secure the payment of all indebtedness owed by RESELLER to NECCSD. RESELLER agrees that a copy of this document may be filed in lieu of a financing statement, and agrees to execute additional documents relating to said security interest as may be requested by NECCSD.

12.8 In the event that it becomes necessary for NECCSD to institute litigation to collect sums owed by RESELLER, NECCSD shall be entitled to an award of reasonable attorneys' fees and costs incurred by NECCSD in connection with the litigation, if a judgment in NECCSD's favor is entered in the litigation.

13.    RELATIONSHIP

13.1 RESELLER's relationship to NECCSD will be that of an independent contractor engaged in purchasing and licensing PRODUCTS for resale to RESELLER's customers. RESELLER and its employees are not agents or legal representatives of NECCSD for any purpose and have no authority to act for, bind or commit NECCSD. RESELLER and NECCSD agree that this Agreement does not establish a franchise, joint venture or partnership.

13.2 Any commitment made by RESELLER to its customers with respect to quantities, delivery, modification, interfacing capability, suitability of software, or suitability in specific applications will be RESELLER's sole responsibility, unless prior written approval is obtained from NECCSD's principal place of business. RESELLER has no authority to modify any warranty contained in this Agreement or issued by NECCSD or make any other commitment on behalf of NECCSD, and RESELLER will indemnify, defend and hold NECCSD harmless from any liability, suit or proceeding for any such modified warranty or other commitment by RESELLER or its selling locations.

14.    TRADEMARKS

14.1 RESELLER shall not attach any additional trademarks or trade names to the PRODUCTS, and shall refrain from affixing any NECCSD owned or licensed trademark or trade name to products other than the appropriate NECCSD PRODUCTS.


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14.2   RESELLER shall not use any NECCSD owned or licensed trademark or trade name in a way that implies RESELLER is an agency or branch of NECCSD. RESELLER will immediately change or discontinue any use as requested by NECCSD.

14.3 RESELLER shall not register or use any NECCSD owned or licensed trademark or trade name, in whole or in part, as a domain name on the Internet without prior written approval of NECCSD.

14.4 RESELLER has no right, title or interest in any NECCSD trademark or trade name and is not authorized to use any NECCSD trademark or trade name other than the designated trademarks. Any rights in any NECCSD trademark or trade name other than the designated trademarks. Any right in any NECCSD trademark or trade name acquired through RESELLER's use belong solely to NECCSD. Upon termination of this Agreement, RESELLER will discontinue any representations that is an Authorized Reseller of NECCSD PRODUCTS.

15.    INTELLECTUAL PROPERTY INDEMNITY

15.1 NECCSD hereby represents and warrants that the PRODUCTS and the sale and use of the PRODUCTS do not infringe upon any U.S. or Canadian patent, copyright, trade secret, trademark or other proprietary or intellectual property right of any third party. NECCSD will defend RESELLER against any claim that a PRODUCT supplied hereunder infringes a U.S. or Canadian patent, copyright, trade secret, trademark or other proprietary or intellectual property right, or that the PRODUCT operation pursuant to software supplied by NECCSD infringes on an intellectual property right and NECCSD will pay any resulting costs, damages, and reasonable attorneys' fees finally awarded, provided that (i) RESELLER promptly notifies NECCSD in writing of the claim upon receipt of service of process; (ii) NECCSD has sole control of the defense and all related settlement negotiations; and (iii) RESELLER provides NECCSD complete information concerning the claim. RESELLER shall have the right, but not the obligation, to participate in the defense of any such suit or proceeding at RESELLER's expense.

15.2 NECCSD's obligation hereunder is conditioned on RESELLER's agreement that if any PRODUCT becomes or in NECCSD's opinion is likely to become the subject of such a claim, RESELLER will permit NECCSD, at its option and expense, either to procure the right for RESELLER to continue using the PRODUCT or to replace or modify the same so that it becomes non-infringing; and if neither of the foregoing alternatives is available on terms that are reasonable in NECCSD's judgement, RESELLER will return the PRODUCT on written request by NECCSD.
NECCSD agrees to grant RESELLER a credit for returned PRODUCTS as depreciated. The depreciation shall be an equal amount per year over the life of the PRODUCT as established by NECCSD.

15.3 NECCSD shall have no obligation to RESELLER under this Section 15, if any patent copyright infringement or claim thereof is based upon: (i) use of any PRODUCT delivered hereunder in connection or in combination with equipment, software or devices not supplied by NECCSD; (ii) use of a PRODUCT in the practicing of any process or in a manner for which the PRODUCT was not designed; or (iii) NECCSD compliance with RESELLER shall indemnify, defend and hold NECCSD harmless from any loss, cost or expense suffered or incurred in connection with any suit, claim or proceeding brought against NECCSD which arises from, or is in connection with, the manufacturer, use, sale or licensing of any PRODUCT which as been modified, altered or combined with any equipment, device or software not supplied by NECCSD to the extent that such suit, claim or proceeding is due to such modification, alteration orcombination or (2) which arise from NECCSD's compliance with RESELLER's designs, specifications or instructions.

15.4 The foregoing states NECCSD's entire liability for patent, copyright, trade secret, trademark or proprietary or intellectual right infringements by PRODUCTS furnished under this Agreement.

16.    RIGHT TO SELL

16.1 NECCSD hereby represents and warrants that NECCSD has all right, title, ownership interest and marketing rights necessary to provide the PRODUCT to RESELLER. NECCSD further represents and warrants that (i) it has not entered into any agreements or commitments which are inconsistent with or in conflict with the rights granted to RESELLER in this Agreement; (ii) the PRODUCT shall be new or warranted as new PRODUCT, in the instance "new PRODUCT" means that the
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operating system has not been registered by an end-user; (iii) the PRODUCT shall be free and clear of all liens and encumbrances; and (iv) RESELLER and its end-users shall be entitled to use the PRODUCTS without disturbance.

17.    LIMITED WARRANTY

17.1 NECCSD extends a limited warranty solely to RESELLER's end-user customers when the PRODUCTS are installed in the United States of America, only as set forth in the Limited Warranty Statement accompanying each PRODUCT. RESELLER will make no warranty representation on NECCSD's behalf beyond those contained in the applicable Limited Warranty Statement. The warranty shall commence when the PRODUCTS are resold and/or licensed to the end-user by the RESELLER subject to the terms and conditions of the Limited Warranty Statement. NECCSD makes no warranty to the RESELLER with respect to the PRODUCTS. In the event any PRODUCT fails to operate, according to NECCSD's specifications, prior to being resold to an end-user, RESELLER's exclusive remedy and NECCSD's sole responsibility shall be (1) to repair the PRODUCT and obtain warranty reimbursement in accordance with the then current NECCSD Authorized Service Center (NASC) procedures, or
(2) the return and replacement of the PRODUCT in accordance with NECCSD's then prevailing policy.

17.2 The above warranty is contingent upon the proper use of the PRODUCTS and will not apply to PRODUCTS on which the original identification marks have been removed or altered. In addition, this warranty shall not apply to defects or failure due to: (i) accident, neglect or misuse; (ii) failure or defect of electrical power, external electrical circuitry, air-conditioning or humidity control; (iii) the use of items not provided by NECCSD or any authorized NECCSD representative modifying adjusting, repairing, servicing or installing the PRODUCT.

17.3 NECCSD'S PRODUCTS ARE NOT DESIGNED INTENDED OR AUTHORIZED FOR USE IN ANY MEDICAL, LIFE SAVING OR LIFE SUSTAINING SYSTEMS, OR FORANY OTHER APPLICATION IN WHICH THE FAILURE OF THE NECCSD PRODUCT COULD CREATE A SITUATION WHERE PERSONAL INJURY OR DEATH MAY OCCUR. ANYONE USING OR SELLING NECCSD PRODUCTS FOR USE IN SUCH SYSTEMS DOES SO AT ITS OWN RISK.

17.4 Should the end-user purchase or use NECCSD PRODUCT for any such unintended or unauthorized use, the end-user shall indemnify and hold NECCSD and its officers, subsidiaries and affiliates harmless against all claims, costs, damages, and expenses, and reasonable attorneys' fees arising out of, directly or indirectly, any claim of product liability, personal injury or death associated with such unintended or unauthorized use, even if such claim alleges NECCSD was negligent regarding the design or manufacture of the PRODUCT.

17.5 EXCEPT FOR THE EXPRESS WARRANTY CONTAINED IN THE LIMITED WARRANTY STATEMENT ACCOMPANYING THE PRODUCT, NECCSD DISCLAIMS ALL WARRANTIES AND IMPLIED CONDITIONS, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE OR PERFORMANCE OF PRODUCTS, WHETHER MADE BY NECCSD'S EMPLOYEES OR OTHERWISE, WHICH IS NOT CONTAINED IN THIS AGREEMENT, SHALL BE DEEMED TO BE A WARRANTY BE NECCSD FOR ANY PURPOSE, OR GIVE RISE TO ANY LIABILITY OF NECCSD WHATSOEVER. THE WARRANTIES AND CORRESPONDING REMEDIES AS STATED IN THIS SECTION ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS WRITTEN OR ORAL.

18.    PROGRAM LICENSE PROVISIONS

18.1 RESELLER shall distribute only Licensed Program materials which are packaged with the end-user Program License Agreements that were originally packaged with the Licensed Programs when shipped by NECCSD. If Licensed Programs are received from NECCSD inside the packaging for a PRODUCT, the RESELLER shall distribute the Licensed Programs in the PRODUCT's packaging. In addition to the Licensed Program software and documentation with each such PRODUCT. RESELLER shall also comply with any additional provisions with respect to the distribution of the License Program(s) contained in the end-user Program License Agreements. No title or ownership of the Licensed Programs or any of its parts or related documentation (with the exception of the media on which it is contained) is transferred to RESELLER. Title to all applicable rights in patents, copyrights and trade secrets in the Licensed Programs shall remain in NECCSD or its Licenser.

18.2 RESELLER shall present the ultimate end-user or each Licensed Program with the Licensed Program will be subject to the terms of that Licensed Program Agreement.

18.3 RESELLER will safeguard the Licensed Program from disclosure to third parties by using the same degree of care to prevent unauthorized disclosure as RESELLER uses with its own trade secrets and those of other suppliers. RESELLER is granted a license to use the Licensed Program materials for marketing demonstration purposes provided that it complies with the terms of the applicable Program License Agreement packaged with the Licensed Program.

18.4 Unless prior written consent is granted by NECCSD, RESELLER will not copy or modify any Licensed Program or its related materials supplied under this Agreement. RESELLER will not removed or omit any copyright notice or other proprietary notice contained in or packaged with a Licensed Program.

18.5 Any commercial computer software and technical data supplied under this Agreement is provided to RESELLER with Restricted Rights. Use, duplication or disclosure by the United States Government is subject to the end-user license granted with such software and the restriction as set forth in subparagraph (b) of the rights in Technical Data Commercial Items clause at DFARS 252.227-7015, or as set forth in the particular department or agency regulations, such as DFARS 227.7702-3, or rules which provide protection equivalent to or grater than the above-cited rule. RESELLER shall comply with any requirements of the Government to obtain such protection, including without limitation, the placement of any restrictive legends on the Licensed Programs(s) when supplying to the Government.

19.    LIMITATION OF LIABILITY

19.1 Except as expressly provided herein, NECCSD shall not be liable for any loss or damages claimed to have resulted from the use, operation, or performance of the PRODUCTS, regardless of the form of action. Notwithstanding any provision contained herein to the contrary, the maximum liability of NECCSD to RESELLER or any person whatsoever arising out of or in connection with any sale, license, use or other employment of any PRODUCT deliver to RESELLER hereunder, whether such liability arises from any claim based upon contract, warranty, tort, or otherwise, shall in no case exceed the actual amount paid to NECCSD by the RESELLER hereunder for the specific PRODUCT unit(s) that caused the damages. The foregoing limitations of liability will not apply to claims for personal injury caused by NECCSD's negligence.

19.2 NECCSD and RESELLER may not institute any action in any form arising out of this Agreement more than eighteen (18) months after the cause of action has arisen, or in the case of nonpayment, more than eighteen (18) months from the date of last payment or promise to pay, except that this limitation does not apply to any action for payment of taxes.

19.3 IN NO EVENT SHALL NECCSD BE LIABLE TO RESELLER FOR SPECIAL, INDIRECT, RELIANCE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR ANY DAMAGES RESULTING FROM LOSS OF USE, DATAOR PROFITS WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

20.    DURATION OF AGREEMENT/TERMINATION

20.1 Either RESELLER or NECCSD may terminate this Agreement which may include any and all Addendum(s) and Amendments, if the other party commits a breach of any obligation hereunder which is not remedied within thirty (30) days of receipt of written notice specifying such breach.

20.2 Cause shall exist for termination by either party if the other party attempts to assign this Agreement, except under circumstances permitted under this Agreement, liquidates or terminates its business, is adjudicated a bankrupt, makes an assignment for the benefit of creditors, invokes the provisions of any law for the relief of debtors, or files or has filed against it any similar proceeding.

20.3 In the event that RESELLER fails to act in accordance with the terms of this Agreement and any NECCSD Programs, and RESELLER fails to cure such violations within such period (if any) as may be provided by NECCSD in its sole discretion, then NECCSD may terminate this Agreement and/or Addendum(s) in accordance with Section 20.1 above.

20.4 Each party acknowledges that the other has made not commitments regarding the term or renewal of this Agreement beyond those expressly stated herein. Either party may terminate this Agreement or any Addendum(s) with or without cause, at any time upon sixty (60) days written notice. EACH PARTY ACKNOWLEDGES THAT SUCH A PERIOD IS ADEQUATE TO ALLOW IT TO TAKE ALL ACTIONS REQUIRED TO ADJUST ITS BUSINESS OPERATIONS IN ANTICIPATION OF TERMINATION.

20.5 Upon termination of this Agreement for any reason, RESELLER will immediately cease to represent itself as a NECCSD Authorized Reseller and form using any NECCSD trademark or trade name.

20.6 Termination of this Agreement and/or Addendum(s) shall not affect any of RESELLER's pre-termination obligations, including but not limited to, any
outstanding payment obligations hereunder.   Any termination of this Agreement
and/or Addendum(s) shall be without prejudice to the enforcement of any undischarged obligations owing NECCSD existing at the time of termination.

20.7 Upon termination of this Agreement, any orders outstanding and unshipped as of the termination date shall be deemed canceled, and NECCSD shall have no obligation to fill same. If this Agreement is terminated by either party with advance notice, NECCSD shall have the right to reject all or part of any orders received from RESELLER during the period after notice but prior to the effective date of termination (hereinafter called "the final period" ) if availability of
                                         ----------------
the PRODUCTS is insufficient atthat time to meet the needs of NECCSD and its customers fully. In any event, NECCSD may limit shipments during the final period to an amount not exceeding RESELLER's average monthly purchases form NECCSD during the three (3) months prior to the month in which notice of termination is provided. Notwithstanding any credit terms made available to RESELLER prior to that time, any of the PRODUCTS shipped by NECCSD to RESELLER during the final period must be paid for by certified or cashier's check prior to shipment.

20.8 THIS AGREEMENT IS BEING EXECUTED BY THE PARTIES WITH THE UNDERSTANDING THAT IT MAY BE TERMINATED AT ANY TIME AS PROVIDED HEREIN. NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER ANY LEGAL OR EQUITABLE THEORY, FOR COMPENSATION, REIMBURSEMENT FOR INVESTMENTS OR EXPENSES, LOST PROFITS, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES OF ANY OTHER KIND OR CHARACTER AS A RESULT OF ANY TERMINATION OF THIS AGREEMENT.

20.9 RESELLER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT IT SHALL NOT BE ENTITLED TO ANY TERMINATION COMPENSATION FOR GOODWILL OR FOR ORDERS FROM END-USER CUSTOMERS OBTAINED BY RESELLER AFTER TERMINATION OF THIS AGREEMENT, REGARDLESS OF PRIOR SALES EFFORT OR EXPENSE INCURRED BY RESELLER DURING THE TERM OF THIS AGREEMENT.

21.    OPTIONAL PROGRAMS

21.1 NECCSD may, from time to time, but with not obligation to do so, offer various Programs to its RESELLERS. If RESELLER elects to participate in any type of Program(s) offered by NECCSD to its Resellers, then RESELLER agrees to comply with and be governed by the terms and conditions of such Programs(s), including any policies and procedures applicable thereto. In all cases where participating in such Program(s) may require RESELLER to enter into separate agreements with third parties, or where those Programs are administered by third parties, RESELLER agrees that NECCSD shall have not liability arising out or in connection with said Program.

21.2 In order to be eligible to participate in NECCSD's Reseller "Optional Programs", RESELLER shall provide NECCSD with electronic or media Point of Sale reporting prior to the fifth business day of each calendar month. The Point of Sale report is to include RESELLER'S prior month's sales of NECCSD PRODUCTS identified by end-user name and address, order code/part number, and product quantity sold. This specific format for such reports will be provided by the Sales Program Administrator to the RESELLER.

22.    CONFIDENTIALITY AND PROPRIETARY RIGHTS

22.1 Certain data or portions thereof which may be supplied by NECCSD relating to the PRODUCTS are confidential and proprietary to NECCSD and will be so marked. RESELLER shall abide by such markings and it shall not reproduce, use or disclose the above described data to third parties, except as may be authorized by NECCSD.

23.    GOVERNMENT EXPORT RESTRICTION

23.1 RESELLER agrees that the PRODUCTS purchased hereunder will not be exported directly or indirectly, separately or as part of a system without first obtaining a license from the U.S. Department of Commerce or any other appropriate agency of the U.S. Government, as required.

24.    GOVERNMENT PROCUREMENT

24.1 No United States Government procurement terms and conditions will be deemed included hereunder or binding on either party, unless specifically accepted in writing and signed by both parties, or by mutual execution of the Reseller Class Addendum - Federal.

25.    INDEMNITY

25.1 RESELLER agrees to defend NECCSD against any actions, suits, or other proceedings asserted or instituted against NECCSD and to indemnify and hold NECCSD harmless from any and all claims, damages, and expenses of every kind and nature, including reasonable attorney's fees, arising out of or related to (1) any actions taken by RESELLER or any party acting on its behalf in relation to the PRODUCTS provided under this Agreement, or (2) any claim arising out of any negligent or wilful act of RESELLER or out of a breach or alleged breach by RESELLER or any party acting on its behalf of the warranty of the PRODUCTS.

26.    INSURANCE

26.1 The parties shall be responsible for providing Worker's Compensation insurance in the statutory amounts required by the applicable state laws.

26.2 Each party shall maintain Commercial General Liability and/or Comprehensive General Liability Insurance in such amounts as is reasonable and standard for the industry. The policies should contain the following coverage:
Personal and Advertising Injury, Broad Form Property Damage, Products and Completed Operations, Contractual Liability, employees as Insured and Fire Legal Liability.

26.3 If requested, each party will provide evidence of the existence of insurance coverage referred to in this Section by certificates of insurance which should also provide for at least thirty (30) days notice of cancellation, non-renewal or material change of coverage to the other party.

27.    FORCE MAJEURE

27.1 Neither NECCSD nor RESELLER shall be liable for its failure to perform hereunder due to "Force Majeure" conditions which shall be defined as contingencies beyond a party's reasonable control, including, but not limited to, weather conditions, strikes, riots, wars, fire, acts of God, or acts in compliance with any law, order proclamation, regulation, ordinance, demand or requirement of any governmental agency.

27.2 A party whose performance is prevented, restricted or interfered with by reason of a Force Majeure condition so long as such party provides the other party with prompt written notice describing the Force Majeure condition and immediately continues performance whenever and to the extent such causes are removed.

27.3 If, due to a Force Majeure condition, the scheduled time of delivery or performance is or will be delayed for more than ninety (90) days after the scheduled date, the party not relying upon the Force Majeure condition may terminate, without liability to the other party, any purchase order or portion thereof covering the delayed PRODUCTS.

28.    APPLICABLE LAW

28.1 This Agreement will be governed by the laws of the State of California, excluding its conflict of laws provisions.

29.    ASSIGNMENT

29.1 NECCSD has entered into this Agreement with RESELLER based on NECCSD's confidence in RESELLER, which confidence is personal in nature. RESELLER may not assign, transfer or sell all or any of its rights under this Agreement (or delegate all or any of its obligations hereunder) without the written consent of NECCSD. Any other attempted assignment or transfer of all or any part of the business conducted by RESELLER is contemplated (whether by transfer of stock, assets or otherwise), RESELLER shall notify NECCSD in writing not less than thirty (30) days prior to effecting such transfer, but such notice shall not obligate NECCSD to deal with the transferee, NECCSD may assign this Agreement to a parent, a subsidiary or an affiliated firm or to any other entity in connection with the sale or transfer of all or substantially all of its business assets. Subject to these restrictions, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties, their successors and their permitted assigns.

30.    NOTICES

30.1 Unless otherwise agreed to by the parties, all notices required under this Agreement shall be made personally or by certified mail, return receipt requested, and all notices shall be addressed to the attention of the party executing the Agreement or its successor; provided, however, that notices of PRODUCT, price and/or discount/commission changes shall be made by regular first-class mail.

30.2 All notices regarding this agreement shall be addressed to:
       NEC Computer Systems Division
       Packard Bell NEC, Inc.
       M.S. 150-116/Contracts
       1 Packard Bell Way
       Sacramento, CA 95828

With a copy to:
       NEC Computer Systems Division
       Packard Bell NEC, Inc.
       M.S. 150-116/Legal
       1 Packard Bell Way
       Sacramento, CA 95828

Notices under this Agreement from NECCSD to RESELLER shall be addressed as follows:

       Denise Cloutier
---------------------------------------------------
       c/o iGo Corp
---------------------------------------------------
       2301 Robb Drive
---------------------------------------------------
       Reno, NV  89523
---------------------------------------------------


31.    WAIVER

31.1 Either party's failure to enforce any provision of this Agreement will not be deemed a waiver of that provision or of the right to enforce it in the future.

32.    SEVERABILITY

32.1 In the event that any of the provisions of this Agreement or of the application of any such provisions to the parties hereto with respect to their obligations hereunder shall be held by a court of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect, and shall not be affected, impaired, or invalidated in any manner.

33.    PARAGRAPH HEADINGS AND LANGUAGE INTERPRETATIONS

33.1 The paragraph headings contained herein are for reference only and shall not be considered as substantive parts of this Agreement. The use of a singular or plural form in this Agreement shall include the other form, and the use of a masculine, feminine or neuter gender shall include the other genders.

34.    ENTIRE AGREEMENT

34.1 This Agreement, including any Addendum(s), contains the entire and only understanding between the parties and supersedes all prior agreements, either written or oral, relating to the subject matter hereof. No modifications of this Agreement, with the exception of those relating to Section 4, 6, 7, and 10, will be binding on either party unless made in writing and signed by persons authorized to sign agreements on behalf of RESELLER and NECCSD.

35.    FORUM FOR DISPUTES AND WAIVER OF JURY TRIAL

35.1 If, during the term of this Agreement or at any time after its termination, either NECCSD or RESELLER commences a suit, action, or other legal proceedings against the other arising out of or in connection with this Agreement, the breach thereof or to its termination, whether or not other parties are also named therein, the forum of the same, including, but not limited to, the form of the trial, shall take place in accordance with this Section. Any action brought by either party against the other, including any against its officers, agents, employees or ex-employees, shall be brought exclusively in the appropriate state or federal courts located in the State of California.

35.2 In the event that either NECCSD or RESELLER brings suit against the other party for any matter arising out of or in connection with this Agreement and the party which is sued is ultimately adjudicated to not have liability, then the party bringing suit agrees to pay the other party's reasonable attorneys' fees and litigation costs.

35.3 THE PARTIES MUTUALLY ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY RELATING IN ANY MANNER TO THIS AGREEMENT, ANY BREACH OF THIS AGREEMENT OR ITS TERMINATION MAY INVOLVED DIFFICULT OR COMPLEX ISSUES WHICH MAY BETTER BE UNDERSTOOD BY A JUDGE RATHER THAN A JURY. ACCORDINGLY, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL IN CONNECTION WITH ANY SUCH LITIGATION AND CONSENT TO A TRIAL BEFORE A JUDGE, SITTING WITHOUT A JURY.

36.    AUTHORITY

36.1 If RESELLER is a sole proprietorship, the person executing this Agreement represents that he or she is the sole proprietor thereof. If RESELLER is a partnership or corporation, the person executing this Agreement represents that he or she is either a general partner or a duly authorized corporate officer, as the case may be, and that he or she has full authority to enter into this Agreement on behalf of such partnership or corporation.

37.    ORDER OF PRECEDENCE

37.1 Each purchase Order issued under this Agreement shall be incorporated by reference. In the event of conflict between any of the provisions of this Agreement, the Order of Precedence shall be as follows:

a)     Reseller Class Addendum(s)
b)     The Master Reseller Agreement
c)     Addendum A - Commitment
d)     Special Addend (when applicable)
e)     Purchase Orders

NOTE: THIS AGREEMENT, INCLUDING THE WAIVER OFJURY TRIAL PROVISION, SHOULD BE REVIEWED BY LEGAL COUNSEL BEFORE EXECUTION.

ACCEPTED BY:

       Battery Express, Inc.
----------------------------------------------
RESELLER's Full Legal Name

       iGo Corp
----------------------------------------------
D/B/A (if Applicable)

A      Corporation
----------------------------------------------
(Corporation, Partnership, Sole Proprietorship)

of the State of ______________________________

       /s/ R. Bauer
----------------------------------------------
Authorized Signature

       Robert W. Bauer Jr.
----------------------------------------------
Typed or Printed Name

       VP Sales & Marketing
----------------------------------------------
Title

       6/18/99
----------------------------------------------
Date


NEC COMPUTER SYSTEMS DIVISION
PACKARD BELL NEC, INC.

       /s/ Jeff Cooke
----------------------------------------------
Authorized Signature

       Jeff Cooke
----------------------------------------------
Type or Print Name

       Executive VP, General Manager
----------------------------------------------
Title

       6/23/99
----------------------------------------------
Date

                         NEC COMPUTER SYSTEMS DIVISION

                         AUTHORIZED RESELLER AGREEMENT

                           RESELLER CLASS ADDENDUM/
                                  ADDENDUM A

                        ACCESSORIES PROGRAM - [*] LEVEL

This Addendum is hereby made part of the NEC Computer Systems Division
Authorized RESELLER Master Agreement Number   306552   and states the additional
                                            -----------
Terms and Conditions under which NECCSD sells and licenses its PRODUCTS applicable to the NECCSD Accessories Program-[*] Level ("Agreement").

The RESELLER agrees to resell NECCSD PRODUCT in accordance with the terms of this Addendum and the RESELLER Master Agreement.

1.     APPOINTMENT AND ACCEPTANCE

1.1 RESELLER's appointment as a participant in the NECCSD Accessories Program - [*] Level is made contingent on the following criteria:

1.1.1 RESELLER is an NECCSD Authorized RESELLER and hereby agrees to an annual net dollar volume purchase commitment level of [*].

1.1.2 The indicated commitment shall be for all purchases by RESELLER within the "Territory" designated in the Master Agreement.

1.1.3 All PRODUCTS purchased by RESELLER, less returns and other adjustments, will apply toward the annual net dollar volume commitment level.

1.1.4 NECCSD may, upon thirty (30) days written notice, modify the terms and conditions of this Addendum.

1.1.5 All terms and conditions of the above-referenced Agreement shall apply.

1.1.6 Additional programs as may be further defined in the Reseller Resource Guide shall apply except that price protection and stock balancing will not apply on sales of all Notebook and Mobile accessories.

2.     TERM

2.1 This Addendum shall become effective on the date a duly authorized officer or designated party of NECCSD executes this Addendum. The definition of the initial term and criteria for automatic renewal are defined in Section 5.1 and Section 5.2 of the Reseller Master Agreement referenced above.

3.     DISCOUNT

3.1 The DISCOUNT allowed for purchases by the RESELLER shall be as indicated below:


  PRODUCT      PRODUCT   DISCOUNT
 CATEGORY       LINE
[*]              [*]       [*]
[*]              [*]       [*]

These DISCOUNTS are not applicable to special pricing opportunities.

4.     RELATIONSHIP

4.1 RESELLER and NECCSD agree that this Addendum does not establish a franchise, joint venture, or partnership. RESELLER's relationship to NECCSD remains as defined in Section 13.1 of the Reseller Master Agreement referenced above.

5.     DEFINITIONS

5.1 The definitions set forth in this Section shall apply to the respective capitalized terms and supersede any definitions of these same terms as may be found in the Master Agreement:

       (a) "PRODUCTS" are defined as: 1) [*] and 2) [*], as listed in the then current appropriate NECCSD Price Matrix.

       (b) "DISCOUNT" is defined as the percentage listed in Section 3.1 above deducted from the then-current Commercial Price List.

6.     RESELLER OBLIGATIONS & RESPONSIBILITIES

6.1 No later than ten (10) calendar days prior to the end of each calendar month, RESELLER shall provide NECCSD's Regional Sales Manger, or his designee, a [*] day rolling forecast for all PRODUCT to be ordered. Orders placed for the first month following each forecast shall be firm, non-cancelable orders which RESELLER may not reschedule or return (subject RESELLER'S end-users rights to return product pursuant to the NECCSD limited warranty included with the PRODUCT and to Section 17 of the Agreement).

RCA-ADDENDUM A-ACCESSORIES PROGRAM-[*] LEVEL


                                    1 of 2

RESELLER CLASS ADDENDUM/ACCESSORIES PROGRAM - [*] LEVEL
-------------------------------------------------------

6.2 RESELLER shall provide NECCSD with Sales Reports as defined in the Reseller Resource Guide.

6.3 RESELLER shall provide a Third Party Accessories Report quarterly to NECCSD's Regional Sales Manager, or his designee, listing all NEC accessories sold in comparison to all third party accessories sold for NEC PRODUCTS.

6.4 RESELLER shall provide a Metrics Report quarterly to NECCSD's Regional Sales Manager, or his designee, to include, but not limited to, average product delivery cycle time. Measurement is from order receipt to customer ship date.

6.5    The forecast referenced in Section 6.1 and the reports referenced in
Section 6.3 and 6.4 shall be in a format as defined by NECCSD and shall be submitted to NECCSD by a mutually agreed upon electronic delivery method.

7.     NECCSD OBLIGATIONS & RESPONSIBILITIES

7.1    Incentive Rebates (IR).

7.1.1 IR of [*] will be paid to Reseller based on net purchases of PRODUCT less returns, discounts, and any other adjustments, for Direct Reseller net sell-in.

7.1.2 RESELLER must attain [*] of quarterly quota to receive IR for the quarter; however, at calendar year end, if RESELLER has attained [*] of yearly quota, NECCSD will pay IR retroactively for those quarters in which [*] of quota was not attained and the IR was not paid.

7.1.3 IR will be paid [*] days after the end of each fiscal quarter via check to the Reseller, or another mutually agreed upon form of reimbursement.

7.1.4 NECCSD reserves the right to withhold IR payments in the event Reseller has an outstanding debt with NECCSD.

7.2    Shipment of PRODUCT

7.2.1 NECCSD will ship all PRODUCT ordered to a single ship-to-point within the U.S.A. provided by RESELLER. RESELLER may, upon thirty (30) days prior written notice to NECCSD, modify this single ship-to-point.

7.2.2 All PRODUCT ordered by RESELLER over and above the forecast volume identified by RESELLER in accordance with Section 6.1 above, will ship on an as available basis.



ACCEPTED BY:

     Battery Express, Inc.
-------------------------------------------------------
RESELLER'S Full Legal Name

     iGo Corp.
-------------------------------------------------------
D/B/A (if applicable)

A    Corporation
  -----------------------------------------------------
(Corporation, Partnership, Sole Proprietorship)

of the State of      California
                ---------------------------------------

     /s/ R W Bauer
-------------------------------------------------------
Authorized Signature

     Robert W. Bauer Jr.
-------------------------------------------------------
Type or Print Name

     VP Sales & Marketing
-------------------------------------------------------
Title

     6/18/99
-------------------------------------------------------
Date



NEC COMPUTER SYSTEMS DIVISION
PACKARD BELL, NEC, INC.


     /s/ Jeff Cooke
-------------------------------------------------------
Authorized Signature

     Jeff Cooke
-------------------------------------------------------
Type or Print Name

     Executive VP, General Manager
-------------------------------------------------------
Title

     6/23/99
-------------------------------------------------------
Date

RCA-ADDENDUM A-ACCESSORIES PROGRAM-[*] LEVEL


                                    2 of 2